================================================================================

                                EXHIBIT NO. 10.7

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                     SAPIENT
                                     -------

                          2003 NORTH AMERICAN AND INDIA
                                   BONUS PLAN
                                    DOCUMENT

                                  CONFIDENTIAL

================================================================================

I.       IMPORTANT INFORMATION

         THIS 2003 NORTH AMERICAN AND INDIA BONUS PLAN (THE "PLAN") CONTAINS HIGHLY CONFIDENTIAL INFORMATION ABOUT THE REVENUE AND OPERATIONS OF SAPIENT CORPORATION AND ITS CONSOLIDATED SUBSIDIARIES (INDIVIDUALLY OR COLLECTIVELY, THE "COMPANY" OR "SAPIENT"). THIS PLAN MAY NOT BE SHARED WITH ANYONE OUTSIDE OF SAPIENT, AND EACH PARTICIPANT IS REQUIRED TO KEEP THIS PLAN AND ITS CONTENTS CONFIDENTIAL AT ALL TIMES. EXCEPT AS OTHERWISE PERMITTED BY LAW, DISCLOSURE OF THIS PLAN TO ANYONE NOT AN EMPLOYEE OF SAPIENT IS A VIOLATION OF WHICHEVER OF THE FOLLOWING AGREEMENTS HAS BEEN SIGNED BY THE PARTICIPANT: SAPIENT NONDISCLOSURE, NONSOLICITATION AND NONCOMPETE AGREEMENT; AGREEMENT RE:
NONDISCLOSURE, NONSOLICITATION AND NONCOMPETITION; EMPLOYMENT AGREEMENT AND/OR ANY AGREEMENT BETWEEN THE PARTICIPANT AND SAPIENT PERTAINING TO NONDISCLOSURE, NONSOLICITATION AND/OR NONCOMPETITION (AN "EMPLOYEE NDA").

         NEITHER THE ESTABLISHMENT OF THIS PLAN NOR PARTICIPATION IN THIS PLAN SHALL IN ANY WAY, NOW, OR HEREAFTER, AFFECT THE EMPLOYMENT RELATIONSHIP BETWEEN SAPIENT AND PARTICIPANTS IN THIS PLAN. ALL PARTICIPANTS IN THIS PLAN EMPLOYED BY SAPIENT CORPORATION ("SAPIENT CORPORATION PARTICIPANTS") ARE EMPLOYED BY SAPIENT CORPORATION ON AN "AT WILL" BASIS. ALL PARTICIPANTS IN THIS PLAN EMPLOYED BY SAPIENT CANADA INC. ("SAPIENT CANADA PARTICIPANTS") ARE EMPLOYED BY SAPIENT CANADA INC. IN ACCORDANCE WITH THE TERMS OF THE APPLICABLE EMPLOYMENT CONTRACT (THE "EMPLOYMENT CONTRACT") BETWEEN EACH SAPIENT CANADA PARTICIPANT AND SAPIENT CANADA INC. ALL PARTICIPANTS IN THIS PLAN EMPLOYED BY SAPIENT CORPORATION PRIVATE LIMITED ("SAPIENT INDIA PARTICIPANTS") ARE EMPLOYED BY SAPIENT CORPORATION PRIVATE LIMITED IN ACCORDANCE WITH THE TERMS OF THE APPLICABLE EMPLOYMENT CONTRACT BETWEEN EACH SAPIENT INDIA PARTICIPANT AND SAPIENT CORPORATION PRIVATE LIMITED. SAPIENT RESERVES THE RIGHT TO TERMINATE A SAPIENT CORPORATION PARTICIPANT'S EMPLOYMENT AND/OR PARTICIPATION IN THIS PLAN AT ANY TIME, WITH OR WITHOUT CAUSE AND WITHOUT PRIOR NOTICE. SAPIENT ALSO RESERVES THE RIGHT TO TERMINATE A SAPIENT CANADA PARTICIPANT'S, AND WHERE APPLICABLE A SAPIENT INDIA PARTICIPANT'S, EMPLOYMENT AND/OR PARTICIPATION IN THIS PLAN IN ACCORDANCE WITH THE PARTICIPANT'S EMPLOYMENT CONTRACT AND APPLICABLE LAW. NOTHING IN THIS PLAN SHALL BE CONSTRUED TO CREATE OR IMPLY THE GUARANTEE OR THE CREATION OF A CONTRACT OF EMPLOYMENT OR A RIGHT TO CONTINUED EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME BETWEEN SAPIENT AND ANY PARTICIPANT. TO ENSURE THAT THIS PLAN BEST SUPPORTS SAPIENT'S OVERALL BUSINESS OBJECTIVES AND STRATEGIES, THIS PLAN MAY BE REVIEWED PERIODICALLY AND MAY BE MODIFIED, AMENDED OR TERMINATED AT SAPIENT'S SOLE DISCRETION AND WITHOUT NOTICE TO PARTICIPANTS.

II.      PHILOSOPHY & PURPOSE

         The purpose of this Plan is to reward qualified, eligible Participants who achieve certain Company, group and individual goals during a period when the Company and/or its Business Units ("BU's") have also achieved certain financial performance goals. This Plan is designed to encourage specific types of performance to achieve such objectives as driving a company-wide focus on revenue growth, profitability and client satisfaction, attracting and retaining high-quality team members, aligning leaders of BU's and Global Shared Services Teams ("GSS Teams") around the same business objectives and rewarding teamwork and joint accountability. This Plan is also designed to empower and reward performance at the BU or GSS Team level, but places additional emphasis on overall Company success.

         Receipt of a bonus under this Plan is not guaranteed, but rather depends on Company, group and individual performance compared against specific objectives. The Company is optimistic that, during periods when the Company and BU's achieve their financial performance goals, Participants will have the opportunity to earn a bonus. However, if achievement of Company or BU financial performance goals or individual, group or Company performance falls short of expectations, Participants may qualify for a limited bonus, or possibly no bonus, as described below and as determined by the Company in its sole discretion.

III.     EFFECTIVE DATE

         This Plan is effective January 1, 2003, and covers the period from January 1 through December 31, 2003 (the "Plan Period"), unless modified or terminated earlier as provided for in this Plan. All prior bonus plans have expired of their own terms or have been revoked and withdrawn. This Plan supersedes all prior written or oral bonus plans, promises, agreements, practices, understandings, negotiations and/or incentive arrangements.

IV.      ELIGIBILITY

         A person who is eligible to participate in this Plan (a "Participant") must meet the following criteria during the Plan Period and from the end of the Plan Period through the date payouts are made:

         A. He or she must be assigned one of the following titles by Sapient:
         Associate, Senior Associate, Specialist, Senior Specialist, Manager, Senior Manager, Director, Vice President, Senior Vice President, Executive Vice President, Executive Officer, and may not be assigned a Client Executive, Relationship Management, Relationship Development or Business Development Lead title;

         B. He or she must be employed in a position that is determined by Sapient to be non-overtime-eligible;

         C. He or she must be actively employed by Sapient in an eligible title during the entire Plan Period and from the end of the Plan Period through the date any payout is made under this Plan, except for people who are hired and commence employment with Sapient in 2003 (as discussed below) and in certain other circumstances where a pro rata bonus may be paid (as discussed below). A person who is hired and commences employment with Sapient during 2003 is eligible as a Plan Participant for a pro rata portion of any bonus or incentive deemed earned and payable under this Plan by the Company, if he or she is hired and actively working at Sapient on or before December 15, 2003. Notwithstanding anything to the contrary, in the event a person who is otherwise eligible under this Plan is on an expatriate assignment, the Company may vary or change the terms of this Plan in its sole discretion for that individual as it believes circumstances warrant, or the Company may in its sole discretion assign the person to another plan. Employees of HWT, Inc. are not eligible to participate in this Plan;

         D. He or she was not or is not on a Get Well Plan or a performance improvement plan at any time during the Plan Period, unless an exemption is approved in writing by the Vice President in charge of the People Strategy Organization (the "PSO");

         E. He or she has complied and is complying with all of his or her obligations under his or her Employee NDA;

         F. He or she (i) has not received any loan or advance from Sapient,
         (ii) has not been paid an excess draw from any prior bonus or incentive plans which remains unpaid as of the day payouts are made under this Plan or (iii) does not have any outstanding repayment obligations with respect to an expatriate assignment or tax equalization as of the day payouts are made under this Plan, UNLESS he or she (a) has agreed in writing to regular payroll deductions for repayment of the loan, advance or excess draw, and (b) prior to the payout of any bonus or incentive under this Plan repays Sapient the full amount of the loan, advance or excess draw, or in Sapient's sole discretion agrees in writing to apply the amount of any then-current bonus or incentive payout toward repayment of such loan, advance or excess draw; and

         G. He or she is not an employee entitled to the protections of the (Indian) Payment of Bonus Act, 1965 (as the same may be amended).

V.       PLAN COMPONENTS

         The components of this Plan include: (A) funding of a pool available for bonuses based on Company and BU financial performance and allocation of any bonus pool to a BU or GSS Team based on performance by that BU or GSS Team against specific metrics, and (B) distribution to individuals of any bonus pool made available to a BU or GSS Team based on team and personal performance against metrics determined by the Company and BU or GSS Team.

A.       FUNDING AND ALLOCATION OF BONUS POOL

         1. FUNDING MECHANISM OVERALL. Funding, allocation to BU's and GSS Teams and receipt of bonuses under this Plan are all contingent on the Company's achieving a satisfactory level of financial performance in the Plan Period, as described below and as determined in the sole discretion of the Company. Both Company and BU-level financial performance determine whether a pool is funded and the pool's size. The greatest level of funding is achieved when both Company and BU targets are met or exceeded, with greater weight on Company operating margin. At a high level, the funding mechanism is as follows:

                  a. [**]% COMPANY FUNDING COMPONENT. [**]% of the potential bonus pool (the "[**]% Company Funding Component") is based on Company operating margin, subject to the terms and conditions of this Plan and as described in more detail in this Plan; and

                  b. [**]% BU/INDIA/GSS FUNDING COMPONENT. [**]% of the potential bonus pool (the "[**]% BU/India/GSS Funding Component") is based on annual achievement for the Plan Period in the categories described below, subject to the terms and conditions of this Plan and as described in more detail in this Plan:

                           (1) BU-level contribution margin percent targets for the U.S. BU's and Canada BU;

                           (2)      Budget target and overall Client
                                    Satisfaction target (as described below) for the India BU; or

                           (3) Client Satisfaction targets and Measures of Excellence (as defined below) for the GSS Teams.

                  c. NO FUNDING SCENARIO. Notwithstanding anything to the contrary, although the Company is optimistic that it will achieve profitability in 2003, the Company will not fund any bonus pool under this Plan if the Company has an annual loss of $[**] or more (including any 2003 restructuring costs). The Company will first consider whether its financial performance justifies the funding of a pool available for payment of any bonuses under this Plan. The determination of Company profitability or loss (if any) shall be made by the Company in its sole discretion. If the Company does not achieve its profitability target or a loss within the range stated in this section V(A)(1)(c), the Company may, at any time and in its sole discretion, decide not to fund the pool and that no bonuses will be payable under this Plan, regardless of the performance of any person or individual BU or GSS Team.

         2.       [**]% COMPANY FUNDING COMPONENT

                  Provided that overall Company financial performance allows a bonus pool to be funded under this Plan, the [**]% Company Funding Component accounts for [**]% of the potential bonus pool that may be made available under this Plan, and funding and allocation will occur as follows:

                  a. FUNDING. The Company may partially fund the [**]% Company Funding Component if the Company reaches the [**] level of profitability for 2003. Full funding for the [**]% Company Funding Component will occur if the Company achieves its annual operating margin target of $[**] for 2003, with graduated levels of partial funding at intervals between [**] and the Company's $[**] annual operating margin target. In any event, the level of full or partial bonus pool funding will be determined by the Company in its sole discretion. If the Company exceeds its $[**] annual operating margin target, then bonus pool funding may be increased accordingly; provided, however, that funding will not exceed [**]% of the size of the pool at the level corresponding to the annual operating margin target.

                  b. ALLOCATION. If funded, the bonus pool available for the [**]% Company Funding Component of this Plan will be allocated among BU's and GSS Teams as follows:

                           (1) The [**]% Company Funding Component will be allocated to the U.S. BU's and Canada BU based on (i) each BU's actual contribution margin percent achievement against its contribution margin percent target and (ii) each BU's proportionate contribution, relative to the other BU's, to the Company's annual operating margin achievement for 2003. The Company, acting in its sole discretion, will set BU contribution margin percent targets for each U.S. BU and the Canada BU for the Plan Period. After the close of the Plan Period, the Company will determine each BU's contribution margin percent achievement for the Plan Period and the proportionate contributions made by each BU to the Company's overall operating margin achievement, with all determinations made by the Company based on Company and BU financial results and applying the Company's sole discretion in measuring, analyzing and interpreting such results. In addition, each BU must meet a minimum threshold contribution margin percentage to receive any portion of the [**]% Company Funding Component. If a U.S. BU does not achieve at least a [**]% contribution margin percent, it will not receive any portion of the [**]% Company Funding Component. If the Canada BU does not achieve at least a [**]% contribution margin percent, it will not receive any portion of the [**]% Company Funding Component.

                           (2) The [**]% Company Funding Component will be allocated to the India BU and GSS Teams based on the Company's percentage achievement against its annual operating margin target for 2003.

         3.       [**]% BU/INDIA/GSS FUNDING COMPONENT

                  Provided that overall Company performance allows a bonus pool to be funded under this Plan, the [**]% BU/India/GSS Funding Component accounts for [**]% of the potential bonus pool that may be made available under this Plan. Funding and allocation of this component will be as follows:

                  a. FUNDING AND ALLOCATION - U.S. AND CANADA BU'S. Each of the U.S. BU's and the Canada BU must achieve a minimum contribution margin percent target for the [**]% BU/India/GSS Funding Component to be funded and any allocation made to that BU. Funding and allocation of this component for the U.S. BU's and Canada BU will then be at graduated levels between minimum and target BU contribution margin percent for 2003, as provided in the chart below. Each BU must meet a minimum threshold contribution margin percentage to receive any portion of the [**]% BU/India/GSS Funding Component. A U.S. BU must achieve at least a [**]% contribution margin percent (except for Financial Services, which must achieve [**]%) to receive any portion of the [**]% BU/India/GSS Funding Component. The Canada BU must achieve at least a [**]% contribution margin percent to receive any portion of the [**]% BU/India/GSS Funding Component. Also, the chart below includes an accelerator on above-target levels of BU contribution margin percent achievement, with caps of [**]% above specific levels of achievement for various BU's as noted in the chart below.

                                         BU'S CONTRIBUTION MARGIN CHART
-----------------------------------------------------------------------------------------------------------------
BU CONTRIBUTION        PAYOUT          BU CONTRIBUTION          PAYOUT          BU CONTRIBUTION         PAYOUT
 MARGIN PERCENT      PERCENTAGE         MARGIN PERCENT      PERCENTAGE FOR       MARGIN PERCENT       PERCENTAGE
PERFORMANCE FOR       FOR U.S.           PERFORMANCE            U.S. FS         PERFORMANCE FOR       FOR CANADA
   U.S. BU'S            BU'S           FOR U.S. FS BU             BU                CANADA BU             BU
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]                 [**]               [**]
-------------------------------        -----------------------------------      ---------------------------------
     [**]               [**]                 [**]                [**]
-------------------------------        -----------------------------------
                                             [**]                [**]
                                       -----------------------------------

                  The CEO, COO and CFO have the discretion to approve lower contribution margin percent targets for one or more BU's. In such event, the table above will be revised for such BU(s) and this Plan amended accordingly.

                  b. FUNDING AND ALLOCATION - INDIA BU. To receive any part of the [**]% BU/India/GSS Funding Component, the India BU must achieve its budget target and overall Client Satisfaction target, all as set, measured and determined by the Company in its sole discretion for the Plan Period. The budget target for the India BU will be set by the Company, reviewed quarterly by the Company CFO and adjusted as deemed appropriate by the Company to respond to variations in required India BU staff size based on the overall Global Distributed Delivery staffing needs of the Company. The [**]% BU/India/GSS Funding Component will be allocated to the India BU based on the level of its achievement against its budget target and overall Client Satisfaction target, with both metrics having equal weight.

                  c. FUNDING AND ALLOCATION - GSS TEAMS. GSS Teams must achieve its budget target and minimum targets for Client Satisfaction and Measures of Excellence to receive any part of the [**]% BU/India/GSS Funding Component. The leader of each GSS Team (the "GSS Team Lead"), in conjunction with the CEO, will set targets for annual average Client Satisfaction scores and establish the Measures of Excellence for that GSS Team. Each GSS Team Lead will gather and monitor Client Satisfaction scores throughout the Plan Period and will be responsible for communicating the Measures of Excellence to his or her team and reporting achievement to the Compensation Team of the PSO.

C.       DISTRIBUTION TO INDIVIDUALS

         1. TARGET BONUS OPPORTUNITY TRACKS. This Plan features three "tracks" at the level of individual distributions based on Plan metrics. Participants in this Plan who are not Directors or Vice Presidents or higher may be on Track A or Track B. Participant in this Plan who are Directors, Vice Presidents and higher are on the Director/VP Track. Subject to funding of a bonus pool and allocation to the applicable BU or GSS Team, the range of individual bonus payouts is based on Track assignment and dependent upon Team Performance and Personal Performance, each as described below. Subject to funding and allocation, target bonus opportunities for each of the tracks are as follows:

                  - Track A Participants have a target bonus opportunity of [**]% of base salary, with maximum bonus potential of [**]% of base salary

                  - Track B Participants have a target bonus opportunity of [**]% of base salary with maximum bonus potential of [**]% of base salary

                  - Director/VP Track Participants have individual set dollar amounts for their target bonus opportunity, with a maximum bonus potential of [**]% of their target bonus opportunity

         When a Participant's entry into this Plan becomes effective, he or she will be informed of his or her applicable Track. Changes between tracks are not permitted during the Plan Period except in the event of a promotion or title change, in which event the Compensation Team of the PSO, the leader of the Participant's BU (the "BU Lead") or GSS Team Lead will determine which track is appropriate for the Participant.

         2. METRICS. Provided that a bonus pool is funded and a BU or GSS Team receives an allocation, and subject to the size of that allocation, distributions to Participants within those BU's or GSS Teams will be made based on the Participant's Track assignment and a combination of Team Performance (as described below) and Personal Performance (as described below), with the greater weight on Team Performance.

                  a. TEAM PERFORMANCE. The Team Performance metric accounts for [**]% of an individual distribution and consists of Client Satisfaction and Days Over Plan (each as described below) for project delivery Participants assigned to the U.S., Canada or India BU's. In determining the Team Performance metric for project delivery Participants in the BU's, both the Client Satisfaction and Days Over Plan metrics will be weighted equally.

                  For Participants assigned to GSS Teams and Participants who perform internal functions within a BU, the Team Performance metric consists of Client Satisfaction and Measures of Excellence (as described below). In determining the Team Performance metric for GSS Teams, both the Client Satisfaction and Measures of Excellence metrics will be weighted equally.

                           (1) CLIENT SATISFACTION. The Client Satisfaction metric uses a score representing the annual time-weighted average of Client Satisfaction scores for client delivery projects within a BU and internal delivery projects for the Company or the annual weighted average for projects within a GSS Team or performed by Participants in internal functions within a BU. The target for annual weighted average Client Satisfaction scores is between [**] and [**] on a 5-point scale, with allocation based on the average of scores earned in the Plan Period.

---------------------------------------------
          CLIENT SATISFACTION CHART
---------------------------------------------
SCORE                                  PAYOUT
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------

                                    For project delivery Participants within the
                           BU's, the Client Satisfaction metric is based on the time-weighted average of all approved and unadjusted client satisfaction scores (in Pyramid) pertaining to completed client projects and internal delivery projects for the Company to which a Participant was assigned during the Plan Period, as determined by the Company. Project leadership in the BU's is required to enter Client Satisfaction scores into the Company's Pyramid system within [**] days after the completion of the project ([**] days for Implementation projects). If the unadjusted Client Satisfaction score for a project is not entered into Pyramid within the applicable time limit set forth above, the project will be recognized with a score of [**] in this Plan Period. No estimated scores will be included in the time-weighted average. The BU Lead must submit the Client Satisfaction scores for all projects completed during the Plan Period by their teams to the Compensation Team of the PSO by January 15, 2004.

                                    For GSS Team Participants and Participants
                           who perform internal functions within a BU, the Client Satisfaction metric is based on the weighted average of Client Satisfaction scores for completed projects on which a Participant worked and for which scores were collected during the Plan Period. Each GSS Team Lead (and BU Lead for Participants who perform internal functions within a BU) must submit the Client Satisfaction scores for all projects completed with collected scores during the Plan Period to the Compensation Team of the PSO by January 15, 2004.

                                    The annual time-weighted average or weighted
                           average, as applicable and as determined by the Company in each case, for each Participant's projects is then used as the Score in the chart above to determine the payout percentage for the Client Satisfaction metric. The maximum payout level for the Client Satisfaction metric is [**]%.

                           (2) DAYS OVER PLAN. For project delivery Participants within the BU's only, the Days Over Plan metric uses a score representing the time-weighted average of the percentages of the number of days in excess of project plan for the projects completed by that BU and to which a Participant was assigned during the Plan Period, as determined by Sapient. The target for Days Over Plan under this Plan is [**]% inclusive, with allocation based on the average of actual scores for projects completed during the Plan Period.

---------------------------------------------
            DAYS OVER PLAN CHART
---------------------------------------------
SCORE                                  PAYOUT
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------
[**]                                    [**]
---------------------------------------------

                                    The amount of Days Over Plan will be
                           calculated for each Participant in a BU using the following formula for all projects completed within the Plan Period and to which the Participant was assigned during the Plan Period:

     Actual Days to Complete the Project
-    (Original Estimated Days)
                                             }Total Estimated Days
-    (Total Estimated Additional Scope Days)
      -------------------------------------
            Number of Days Over Plan

NUMBER OF DAYS OVER PLAN / TOTAL ESTIMATED DAYS = DAYS OVER PLAN PERCENTAGE

                                    The time-weighted average of the Days Over
                           Plan Percentages is then used as the Score in the chart above to determine the payout percentage for the Days Over Plan metric, except for projects that are classified by the Company as "time and materials" projects. A payout percentage of [**]% will be used for projects classified by the Company as "time and materials" projects, except that the BU Lead in conjunction with the COO will determine a payout percentage of less than [**]% for a "time and materials" project if time and/or expenses are incurred on the project but not billed to a client. The maximum payout level for the Days Over Plan metric is [**]%. The BU Lead must submit the Days Over Plan scores for their teams for the Plan Period to the Compensation Team of the PSO by January 15, 2004.

                           (3) MEASURES OF EXCELLENCE. For GSS Teams and Participants who perform internal functions within a BU, the percentage for the Measures of Excellence metric will be calculated based on the scores for achievement of the applicable Measures of Excellence. Measures of Excellence may be the major areas of focus and/or compliance for the team and/or Participant, as set by each GSS Team Lead or BU Lead (for Participants who perform internal functions within a BU) in conjunction with the CEO. Each GSS Team Lead and BU Lead will be responsible for creating the Measures of Excellence for their teams or applicable Participants, communicating them to the team and/or those Participants, tracking performance throughout the Plan Period, calculating any weighted averages for multiple Measures of Excellence and reporting to the Compensation Team of the PSO. The maximum payout level for the Measures of Excellence metric is [**]%. Each GSS Team Lead and BU Lead must submit the Measures of Excellence scores for the Plan Period to the Compensation Team of the PSO by January 15, 2004.

                  b. PERSONAL PERFORMANCE. Provided that a bonus pool is funded and a BU or GSS Team receives an allocation, then individual assessments are used to measure performance of a Participant against Personal Performance goals established by his or her BU Lead or GSS Team Lead. Subject to the size of the available pool for a BU or GSS Team, the measurement of a Participant's performance (expressed as a percentage) is then applied against the Participant's target bonus opportunity for Personal Performance to determine the payout on Personal Performance. If the bonus pool is not fully funded, payouts will be proportionately lower, even if Personal Performance is at or above [**]%. Each Participant's Personal Performance goals are established by the BU or GSS Team Lead at the beginning of the Plan Period and are subject to change in the BU Lead's or GSS Team Lead's sole discretion. A BU Lead or GSS Team Lead may select objective and/or subjective goals for each Participant within the BU or GSS Team and set the relative weights for each goal. A BU or GSS Team Lead may select any combination of Personal Performance goals for each Participant within the BU or GSS Team and set the relative weights for them. Each GSS Team Lead and BU Lead must submit the Personal Performance scores for the Plan Period to the Compensation Team of the PSO by January 15, 2004.

A NOTE ON ROUNDING: For purposes of calculations of the BU and GSS Team allocations and individual metrics, the Client Satisfaction scores, Days Over Plan and achievement against Personal Performance goals and Measures of Excellence will be rounded to one decimal place, with anything equal to or above a value of 5 in the second decimal place being rounded up.

VI.      TIMING OF PAYOUTS; PRORATIONS; CURRENCY

         A.       TIMING

         Each BU Lead and GSS Team Lead must promptly report achievement against the Team and Personal Performance metrics to the Compensation Team after the close of each Plan Period. The CFO must promptly report the results of the funding and allocation mechanisms to the Compensation Team after the close of the Plan Period. Following that reporting by each BU Lead and the CFO, a number of calculations need to be made to determine individuals' bonus or incentive results. Accordingly, any annual payouts will be made in the Sapient pay period following completion of the calculations.

         B.       PRORATIONS

         If a prorated bonus or incentive is payable, the following rule applies: Proration will be calculated on the basis of [**] for each half calendar month of eligibility, as outlined in the table below. A half calendar month is defined as either the period between the 1st and 15th of a calendar month or the period between the 16th and the last day of the calendar month.

--------------------------------------------------------------------
                           PRORATION CHART
--------------------------------------------------------------------
# OF MONTHS         PRORATION            # OF MONTHS       PRORATION
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------
    [**]              [**]                  [**]              [**]
-----------------------------            ---------------------------

         To the extent any bonuses or incentives are paid under this Plan, if a date is not otherwise specified in this Plan for a proration, then for a month to be included in a proration calculation, the event giving rise to the proration must occur on or before the 15th of a month. If such event occurs after the 15th of a month, the next calendar month will be considered the first month of the occurrence for purposes of proration. In the event of any proration of year-to-date amounts, any previous payouts will be deducted.

         The circumstances that may warrant pro rata payment include but are not limited to:

         -        Base compensation changes;

         -        Target bonus opportunity changes;

         -        Bonus Track changes;

         -        Commencement of employment and new entrance into this Plan;

         -        Certain title changes (as described below);

         -        Certain movement among BU's (as described below);

         -        Involuntary termination without "Cause" (as defined below);
                  and

         - Qualified leave of absence, disability or death of Participant (as discussed below).

         C.       CURRENCY

         All currency figures in this Plan are expressed in U.S. dollars, unless stated otherwise in this Plan, but payout calculations and payments are done in local currency. In performing currency conversions, if any, Sapient will apply commercial exchange rates determined by Sapient in its sole discretion.

VII.     TITLE CHANGES

         A person ceases to participate in this Plan if he or she changes to a Sapient title or job that is not eligible under this Plan. If a person remains employed by the Company but moves to a title that is not eligible under this Plan, then the time the person is considered eligible under this Plan will be pro-rated subject to the proration rules of this Plan. If a Participant remains on this Plan for the entire Plan Period but during that time switches to a different title also covered by this Plan, then the time spent in each title will be prorated, as applicable, subject to the proration rules of this Plan.

         If a Participant's regular BU assignment changes within the Plan Period (as approved by appropriate BU management and recorded in the Company's HRIS system), at the end of the Plan Period, then the time spent in each BU will be prorated subject to the proration rules of this Plan.

IX.      TERMINATION OF EMPLOYMENT

         A.       VOLUNTARY

         Participants must be employed by the Company in an eligible title through the entire Plan Period and until the day payouts are made for the Plan Period to receive a payout under this Plan (except in the circumstances described in the Plan when a prorated payment is permitted). Therefore, employees who voluntarily terminate their employment for any reason before the end of the Plan Period or the day payouts are made for the Plan Period are not eligible for any payout under this Plan.

         B.       INVOLUNTARY AND WITHOUT "CAUSE"

                  1. SAPIENT CORPORATION PARTICIPANTS. If the Company terminates a Sapient Corporation Participant's employment without "Cause" (as that term is defined below) prior to the end of the Plan Period, that Participant will be eligible for pro rata payout in accordance with the above schedule through his or her termination date, if the Company funds a pool and the Participant's BU receives an allocation for the Plan Period.

                  2. SAPIENT CANADA PARTICIPANTS AND SAPIENT INDIA PARTICIPANTS. If the Company terminates a Sapient Canada Participant's or Sapient India Participant's employment without Cause prior to the end of the Plan Period or the date payouts are made for the Plan Period, that Participant is not eligible for any payout under this Plan. For all purposes, the termination date shall be deemed to be the Participant's last day of active employment.

         C.       INVOLUNTARY AND WITH "CAUSE"

         Participants must be employed by the Company in an eligible title through the entire Plan Period and until the day payouts are made for the Plan Period to receive a payout under this Plan (except in the circumstances described in the Plan when a prorated payment is permitted). Therefore, employees who are involuntarily terminated with Cause before the end of the Plan Period or the date payouts are made for the Plan Period are not eligible for any payout under this Plan.

         D.       ALL EMPLOYMENT TERMINATIONS

         1. DEFINITION OF "CAUSE." For purposes of this Plan, "Cause" shall mean, as determined by the Company in its sole discretion: (a) a Participant's substantial and continuing failure to perform the duties of his or her employment (whether by reason of neglect, inattention, inability or otherwise); (b) a Participant's misconduct or negligence in connection with the performance of such duties; (c) breach of any of a Participant's representations, warranties or obligations under his or her Employee NDA; (d) a Participant's failure to comply with Sapient policies, including without limitation Sapient's Equal Employment Opportunity and Harassment Policy; or (e) a Participant's conviction of a crime other than minor traffic violations or other infractions (or in the case of a Sapient Canada Participant, a Criminal offence for which a pardon has not been granted), either: (i) in connection with the performance of his or her obligations to the Company; or (ii) which could adversely affect his or her ability to perform such obligations. "Conviction" includes pleas of guilty or nolo contendere in the case of a Sapient Corporation Participant and a plea of guilty in the case of a Sapient Canada Participant.

         2. NO EXTENSION. A Participant's right to receive payment or participate in this Plan shall not be extended beyond his or her last day of active employment because he or she receives pay in lieu of notice in accordance with his or her Employment Contract.

         3. TIMING OF PRORATED PAYMENTS. Any prorated bonus or incentive components calculated and payable under this Plan in the event of a termination will be paid at the same time that bonuses or incentives are paid to other Participants for the Plan Period in which the termination date occurred or, at the Company's discretion, at an earlier date.

X.       LEAVES OF ABSENCE AND SHORT TERM DISABILITY

         If a Participant takes an approved leave of absence (including a medical leave under the Company's Short-Term Disability Program) during the Plan Period for fewer than 30 days, no adjustment will be made in the payout calculation or in the Participant's metrics.

         If such leave of absence extends for more than 30 days during the Plan Period, the Participant may be eligible for a pro rated payout calculated in accordance with the above table and the other terms of this Plan. All payments (if any) will be paid on the same date that active Participants receive payment.

         For purposes of determining whether the payment may be pro rated, a leave of absence begins on the date that the leave of absence begins as noted in the Company's records (or in the case of short term disability, on the same date that short term disability benefits begin).

XI.      DEATH AND LONG TERM DISABILITY

         In the event of long-term disability or death, a pro rated payment based on the length of service during the Plan Period will be paid in accordance with the above table and other terms of this Plan. All such payments (if any) will be paid on the same date that active Participants receive payment or, at the Company's discretion, at an earlier date. "Long-term disability" is defined as eligibility to receive long-term disability benefits under the Company's LTD Policy. For proration purposes, active service ends when the employee is no longer paid regular wages through payroll for work performed.

XII.     LOANS, ADVANCES OR DRAWS

         Loans or advances against potential payments will not be made under this Plan. If a Participant has an outstanding advance or loan from the Company or has an outstanding obligation to repay to the Company money related to an expatriate assignment or tax equalization, all or a portion of any bonus or incentive payout under this Plan may be first applied to the outstanding balance of such advance, loan or obligation related to an expatriate assignment or tax equalization, as permitted by law. Upon request by the Company, any Participant with such an outstanding loan, advance or other obligation will sign and deliver a written instrument authorizing such application of any payout.

XIII.    FORMS OF PAYMENT

         As permitted by law, Sapient may, with the agreement of a Participant, pay a bonus or incentive in whole or in part, in cash, stock options, stock, warrants or other equity instruments (or any combination thereof), in such amounts and under such terms and conditions to which Sapient and a Participant may agree.

XIV.     PLAN ADMINISTRATION AND MANAGEMENT

         A Plan Committee will administer this Plan. The Plan Committee will be composed of a Chief Executive Officer, the Chief Financial Officer, Chief Operating Officer, General Counsel, Vice President in charge of the PSO, representative from the Compensation Team of the PSO and selected executive leaders of BU's. The Plan Committee will have full and absolute discretion with respect to administration of all aspects of this Plan, including, without limitation, determining Plan payouts, interpreting this Plan and ruling on special situations. Further, the Plan Committee, in its sole discretion and with or without notice or cause, may, to the extent authorized by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), modify, amend or terminate this Plan or take other actions affecting Plan Participants without advance notice to Participants of such actions. While this Plan will be administered in accordance with applicable law, nothing in this Plan is a guarantee of current or future compensation or income.

         The Company's books and records are the exclusive source of data for administration of this Plan. The Plan Committee's interpretation of the books and records is final.

         If a Participant wants to dispute a bonus or incentive payout or calculation decision affecting the Participant or any other decision affecting the Participant, that Participant must request reconsideration in writing. The request must be given to the Vice President of the PSO within 60 days after the date of the disputed decision. By participating in this Plan, each Participant agrees that a failure to properly request reconsideration of any payout or calculation decision or other decision within this 60-day period constitutes agreement with such decision made by the Company. If the reconsideration request is properly submitted, the Vice President of the PSO will resolve the disputed decision upon review of the circumstances and of the available documentation and submit his or her initial determination to the Plan Committee for review. The decision of the Plan Committee as to such dispute will be final.

XV.      MISCELLANEOUS

         Unless required by law or court order, a Participant may not assign this Plan or any bonus or incentive payment or right to payment.

         If a provision of this Plan is found invalid, illegal or unenforceable, the other provisions of this Plan shall remain in full force and effect, and such invalid, illegal or unenforceable provision shall be reformed as necessary to make it valid, legal and enforceable to the maximum extent possible under law (or, if such reformation is impossible, such provision shall be severed from this Plan).

         All payouts under this Plan are subject to applicable withholdings and deductions as required by law.

         This Plan supersedes all prior understandings, negotiations and agreements, whether written or oral, between each individual Participant and the Company as to the subject matter covered by this Plan. This Plan describes the sole and exclusive bonuses or incentives the Company is offering to Participants during the Plan Period; provided, however, that nothing in this Plan will prevent the Company from paying any individual a discretionary bonus or incentive payment at any time or from time to time if authorized in advance by the Compensation Committee. The Company has no obligation to pay anyone a discretionary bonus or incentive at any time.